UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2024
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania		001-39680		23-2195389
(State or other jurisdiction of incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	P.O. Box 4887	Lancaster,	Pennsylvania	17604
(Address of Principal Executive Offices)				(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

On April 29, 2024, Fulton Financial Corporation (the "Corporation") filed a Current Report on Form 8-K (the "Original Form 8-K") to report that, effective April 26, 2024, Fulton Bank, National Association (“Fulton Bank”), a wholly owned subsidiary of the Corporation, acquired substantially all of the assets and assumed substantially all of the deposits and certain liabilities of Republic First Bank, doing business as Republic Bank (“Republic Bank”), from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for Republic Bank (the “Republic Bank Transaction”), pursuant to the terms of the Purchase and Assumption Agreement – Whole Bank, All Deposits, effective as of April 26, 2024 (the "Acquisition Date"), among the FDIC, as receiver of Republic Bank, the FDIC and Fulton Bank (the “Agreement”).

This Current Report on Form 8-K/A (this "Current Report") is being filed to provide financial information required by Item 9.01 of Form 8-K. In accordance with the guidance provided in Securities and Exchange Commission (the “Commission”) Staff Accounting Bulletin Topic 1:K, Financial Statements of Acquired Troubled Financial Institutions (“SAB 1:K”) and the relief granted in a letter dated July 5, 2024 from the staff of the Division of Corporate Finance of the Commission thereunder, the Corporation has omitted certain financial information of Republic Bank required by Rule 3-05 of Regulation S-X and the related pro forma financial information required by Article 11 of Regulation S-X. SAB 1:K provides relief from the requirements of Rule 3-05 of Regulation S-X under certain circumstances, including a transaction such as the Republic Bank Transaction, in which the registrant engages in an acquisition of a troubled financial institution for which audited financial statements are not reasonably available and in which federal assistance is an essential and significant part of the transaction. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth under "Explanatory Note" of this Current Report is incorporated by reference into this Item 2.01.

Under the terms of the Agreement, Fulton Bank acquired assets with a fair value of $4.8 billion, including approximately $2.5 billion in loans, $1.9 billion in investment securities, and $0.2 billion of cash and interest-earning deposits at banks. Additionally, Fulton Bank received $0.8 billion in cash proceeds from the FDIC. Fulton Bank also assumed approximately $5.6 billion in liabilities, including customer deposits with a fair value of approximately $4.1 billion. The preceding discussion of assets acquired and liabilities assumed in the Republic Bank Transaction (the "Acquired Assets and Assumed Liabilities") is presented at estimated fair value on the Acquisition Date. The fair values of the Acquired Assets and Assumed Liabilities were determined as described in Item 9.01 of this Current Report. The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement and certain exhibits attached thereto, a copy of which was attached as Exhibit 2.1 of the Corporation's Current Report on Form 8-K filed May 2, 2024 and is incorporated by reference herein.

Item 9.01 financial Statements and Exhibits

a) Financial Statements of Businesses Acquired

The disclosure set forth under "Explanatory Note" and Item 2.01 of this Current Report is incorporated in this Item 9.01(a). The following discussion should be read in conjunction with historical financial statements and related notes of the Corporation, which have been filed with the Commission, and the Audited Statement of Assets Acquired and Liabilities Assumed (the"Audited Statement"), which is attached hereto as Exhibit 99.1.

BALANCE SHEET ANALYSIS

Summary of Transaction

As set forth in Item 2.01 of this Current Report, Fulton Bank acquired substantially all of the assets and assumed substantially all of the deposits and certain liabilities of Republic Bank from the FDIC on the Acquisition Date, pursuant to the terms of the Agreement. Fulton Bank did not enter into a loss sharing arrangement with the FDIC in connection with the Republic Bank Transaction.

As a result of the Republic Bank Transaction, Fulton Bank enhanced its presence in Philadelphia, Pennsylvania and New Jersey.

Fair Value Estimates

The Republic Bank Transaction constitutes a business combination as defined by Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 805, Business Combinations. Accordingly, the Acquired Assets and Assumed Liabilities are presented at their estimated fair values as of the Acquisition Date. The determination of estimated fair values required management to make certain estimates about discount rates, future expected cash flows and market conditions as of the Acquisition Date.

Fulton Bank is awaiting conclusion of the customary final settlement process with the FDIC to determine whether certain assets and liabilities of Republic Bank will be acquired by Fulton Bank. Until management finalizes its fair value estimates for the Acquired Assets and Assumed Liabilities, the preliminary gain on acquisition can be updated for a period not to exceed one year following the Acquisition Date. The preliminary fair value estimates of Acquired Assets and Assumed Liabilities provide a reasonable basis for determining the preliminary gain on acquisition.

The excess of the estimated fair value of net assets acquired and the cash consideration received from the FDIC over the estimated fair value of liabilities assumed in the Republic Bank Transaction was recorded as a preliminary gain on acquisition of $37.0 million, net of income taxes.

The following table summarizes the consideration transferred and the estimated fair values of identifiable assets acquired and liabilities assumed in connection with the Republic Bank Transaction:

Fair Value Purchase Price Allocation	Estimated Fair Value
(dollars in thousands)
Cash payment received from FDIC	$809,920
Assets acquired:
Cash and due from banks	$208,451
Investment securities	1,938,571
Loans	2,495,810
Premises and equipment	184
CDI(1)	92,600
FHLB Stock(2)	37,931
Accrued interest receivable	16,164
Other assets	10,179
Total assets	$4,799,890
Liabilities assumed:
Deposits	$4,112,143
Borrowings	1,413,751
Accrued interest payable	33,444
Other liabilities	2,641
Total liabilities	$5,561,979
Fair value of net assets acquired:	(762,089)

Gain on acquisition, before income taxes	$47,831
Gain on acquisition, net of income taxes	$36,996
(1) Core deposit intangible.
(2) Federal Home Loan Bank.

In the fourth quarter of 2024, Fulton Bank assumed 14 leases from the FDIC in accordance with the terms of the Agreement. Upon assignment of the leases, the Corporation recorded at fair market value, a $13.1 million right-of-use asset and a corresponding $14.4 million lease liability, with the $1.3 million difference recognized above as a decrease to gain on acquisition, before income taxes. Additionally, in the fourth quarter of 2024, Fulton Bank purchased 15 premises and related property, plant and equipment in accordance with the terms of the Agreement and recorded at fair market value $21.7 million in premises and equipment, with a corresponding reduction of $1.0 million in gain on acquisition, before income taxes.

FINANCIAL POSITION

Interest-Earning Assets
Interest-earning assets include interest-earning deposits at banks, investment securities available for sale, and loans, all of which reflect varying rates based on risk level and repricing characteristics of the underlying asset.

Interest-earning Deposits at Banks
Fulton Bank acquired $0.2 billion of interest-earning deposits at banks.

Investment Securities Available for Sale
Fulton Bank acquired investment securities available for sale with a fair value of $1.9 billion. The following table presents the fair value of acquired investment securities as of the Acquisition Date.

Investment Securities Available for Sale
(dollars in thousands)	April 26, 2024
Fair Value
U.S. Government securities	$47,521
U.S. Government-sponsored agency securities	89,650
State and municipal bonds	37,462
Corporate debt securities	85,964
Collateralized mortgage obligations	248,159
Residential mortgage-backed securities	1,108,200
Commercial mortgage-backed securities	321,615
Total	$1,938,571

The investment securities portfolio of $1.9 billion was sold shortly after the Acquisition Date. The fair value of the investment securities available for sale was based upon the proceeds from the sale.

Loans
Loans were recognized at their estimated fair values on the Acquisition Date. Fulton Bank acquired both purchased credit deteriorated ("PCD") and non-PCD loans, all of which will be subject to periodic credit quality reviews in accordance with the Corporation's policies. The initial allowance for credit losses ("ACL") for PCD loans was $54.6 million at the Acquisition Date. The accounting treatment for loans acquired in a business combination is further discussed in the notes to the Audited Statement.

The following table presents information with respect to the unpaid principal balance and estimated fair value of acquired loans as of the Acquisition Date:

Loans	April 26, 2024
(dollars in thousands)	Unpaid Principal Balance	Estimated Fair Value	% of Total Loans
Real estate - commercial mortgage	$1,384,029	$1,234,409	50%
Commercial and industrial	310,190	279,309	11
Real-estate - residential mortgage	947,144	752,331	30
Real-estate - home equity	90,882	84,369	3
Real-estate - construction	149,047	142,768	6
Consumer	2,638	2,624	—
Total acquired loans	$2,883,930	$2,495,810	100%

The following table summarizes PCD loans acquired in the Republic Bank Transaction as of the Acquisition Date:

PCD Loans
(dollars in thousands)	April 26, 2024
Book balance of loans with deteriorated credit quality at acquisition	$1,014,559
Fair value of loans with deteriorated credit quality at acquisition	895,588
Fair value discount	118,971
PCD Loans credit discount	(54,631)
Non-credit discount	$64,340

The non-credit discount of $64.3 million will be accreted into income over the remaining lives of the underlying loans.

The Republic Bank Transaction resulted in the addition of $78.1 million to the ACL, including the $54.6 million identified in the table above for PCD Loans, and $23.4 million recorded through the provision for credit losses at the Acquisition Date for non-PCD Loans.

The following table provides loan maturity distribution information by contractual maturity date and estimated average contractual interest rate as of the Acquisition Date:

Loan Maturity Distribution (dollar in thousands)	At April 26, 2024, Maturing
	Within one year	One to Five Years	Five to 15 Years	After 15 Years	Total	Average Contractual Interest Rate
Real estate - commercial mortgage	$168,115	$766,313	$243,604	$56,377	$1,234,409	5.00%
Commercial and industrial	128,038	97,951	37,521	15,799	279,309	6.45%
Real-estate - residential mortgage	—	57	385	751,889	752,331	3.29%
Real-estate - home equity	70	6,184	15,717	62,398	84,369	7.12%
Real-estate - construction	88,919	44,362	9,487	—	142,768	7.32%
Consumer	1,477	412	212	523,000	2,624	11.13%
Total loans	$386,619	$915,279	$306,926	$886,986	$2,495,810	4.78%

The following table provides information regarding the sensitivity of loans to changes in interest rates for loans maturing one year or more:

Loan Interest Rate Sensitivity	Loans Maturing One Year or After with
(dollars in thousands)	Fixed Interest Rates	Variable Interest Rates
Real estate - commercial mortgage	$878,816	$187,478
Commercial and industrial	118,596	32,675
Real-estate - residential mortgage	752,331	—
Real-estate - home equity	31,421	52,878
Real-estate - construction	44,180	9,670
Consumer	460	686
Total loans	$1,825,804	$283,387

Loans on non-accrual status at the Acquisition Date totaled $4.1 million, or 0.17% of total acquired loans.

Interest-Bearing Liabilities
Interest-bearing liabilities include interest-bearing deposits and borrowings.

Deposits
Fulton Bank assumed $4.1 billion of deposits in the Republic Bank Transaction as follows:

Deposits
(dollars in thousands)	April 26, 2024
Noninterest-bearing demand	$750,954
Interest-bearing demand	1,589,408
Savings and money market	661,901
Total demand and savings	$3,002,263
Brokered deposits	458,519
Time deposits	651,361
Total deposits	$4,112,143

Where information is not readily available to determine the amount of insured deposits, the amount of uninsured deposits is estimated, consistent with the methodologies and assumptions utilized in providing information to the Corporation's regulators. The Corporation's estimates total uninsured deposits were $2.5 billion at the Acquisition Date.

The following table provides the expected maturity of time deposits in excess of $250,000, the FDIC insurance limit, as of the Acquisition Date:

Maturities of Time Deposits in Excess of $250,000
(dollars in thousands)	April 26, 2024
Time deposits maturing in:
Three months or less	$64,178
Over three months through six months	81,109
Over six months through 12 months	38,574
Total	$183,861

Borrowings:
Borrowings assumed in the Republic Bank Transaction, with a fair value of $1.4 billion, were repaid shortly after the Acquisition Date. The fair value of borrowings was based on the repayment amounts.

FINANCIAL STATEMENTS

Attached hereto as Exhibit 99.1 and incorporated by reference into this Item 9.01(a) is the Audited Statement and the accompanying notes thereto.

(b) Pro Forma Financial Information

The disclosure in the Explanatory Note is incorporated in this Item 9.01(b).

Republic Bank does not have historical information on which the Corporation could base pro forma information. Additionally, the Bank did not acquire all of the assets or assume all of the liabilities of Republic Bank, and an essential part of the Republic Bank Transaction is the federal assistance provided in accordance with the Agreement, which is not reflected in the previous operations of Republic Bank. Therefore, it is impracticable to provide pro forma information on revenues and earnings for the Republic Bank Transaction in accordance with ASC 805-10-50-2.

(d) Exhibits

Exhibit No.	Description
2.1
Purchase and Assumption Agreement – Whole Bank, All Deposits, effective as of April 26, 2024, with the Federal Deposit Insurance Corporation, as receiver of Republic First Bank, the Federal Deposit Insurance Corporation, and Fulton Bank, National Association (Incorporated by reference to Exhibit 2.1 of the Fulton Financial Corporation Current Report on Form 8-K filed on May 2, 2024).

23.1	Consent of Independent Registered Public Accounting Firm, KPMG LLP
99.1
Report of Independent Registered Public Accounting Firm, KPMG LLP, Statement of Asset Acquired and Liabilities Assumed at April 26, 2024 and Notes to Statement of Assets Acquired and Liabilities Assumed

104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
FORWARD-LOOKING STATEMENTS

This Current Report, including Exhibit 99.1, may contain forward-looking statements with respect to Fulton's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, Fulton's future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in Fulton's business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of Fulton's business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton's control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting Fulton, and some of the factors that could cause Fulton's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Fulton's Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, September 30, 2024 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of Fulton's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2025	FULTON FINANCIAL CORPORATION
By: /s/ Richard S Kraemer
Richard S. Kraemer
Senior Executive Vice President and
Chief Financial Officer